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                                                                  EXHIBIT 10.42

                          THE 7TH DAY OF FEBRUARY, 2003

                           EQUITABLE CHARGE OF SHARES
      (Collateral to a Substituted Debenture bearing even date herewith and entered into between the Borrower and the Secured Party)

                                    BETWEEN

                                 DESALCO LIMITED

                                      AND

                        SCOTIABANK (CAYMAN ISLANDS) LTD.
                                as Secured Party

                         with respect to the shares in

                         OCEAN CONVERSION (BVI) LIMITED

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                                TABLE OF CONTENTS

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
                                                                             Page
                                                                             ----
1.       INTERPRETATION ...................................................    1

         1.1      Definitions .............................................    1
         1.2      Interpretation ..........................................    2
         1.3      Continuing Events of Default ............................    2
         1.4      Certificates ............................................    2
         1.5      Statutes ................................................    3
         1.6      Implied Covenants .......................................
         1.7      Nominees ................................................    3
         1.8      Clause and Schedule Headings ............................    3
2.       EQUITABLE CHARGE .................................................    3

         2.1      Charge ..................................................    3
         2.2      Deposit of Share Certificates ...........................    3
         2.3      Further Shares ..........................................    3
3.       DIVIDENDS, VOTING AND INFORMATION ................................    4

         3.1      Security not Enforceable ................................    4
         3.2      Security Enforceable ....................................    4
         3.3      Information .............................................    5
4.       CONTINUING SECURITY ..............................................    5

         4.1      Continuing and Independent Security .....................    5
         4.2      Avoidance of Payments ...................................    5
         4.3      Immediate Recourse ......................................    5
         4.4      Waiver of Defences ......................................    5
         4.5      No Competition...........................................    6
         4.6      Appropriation ...........................................    6
         4.7      Subrogation .............................................    6
5.       REPRESENTATIONS AND WARRANTIES ...................................    6

         5.1      Status and Due Authorisation ............................    7
         5.2      Binding Obligations .....................................    7
         5.3      All Actions Taken .......................................    7
         5.4      No Deductions or Withholdings ...........................    7
         5.5      No Filing or Stamp Taxes ................................    7
         5.6      No Winding-up ...........................................    7
         5.7      No Adverse Interests ....................................    7
         5.8      No Disposals ............................................    8
         5.9      No Conflicts ............................................    8
         5.10     The Charged Shares ......................................    8
         5.11     Choice of Law ...........................................    8
         5.12     No Security from the Borrower ...........................    8

                                      (ii)

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
         5.13     Repetition ..............................................    8
6.       UNDERTAKINGS .....................................................    9

         6.1      Authorisations ..........................................    9
         6.2      No Action ...............................................    9
         6.3      Notification of Misrepresentation .......................    9
         6.4      No Variation or Release .................................    9
         6.5      No Action to Jeopardise Security Constituted Hereby .....    9
7.       FURTHER ASSURANCE ................................................    9

8.       ENFORCEMENT OF SECURITY ..........................................    9

         8.1      Security Enforceable ....................................    9
         8.2      Enforcement .............................................   10
         8.3      Power of Sale ...........................................   10
         8.4      Statutory Powers ........................................   10
         8.5      Realisation Accounts ....................................
         8.6      Registration of Shares ..................................   10
9.       RECEIVERS ........................................................   10

         9.1      Appointment .............................................   10
         9.2      Scope of Appointment ....................................   11
         9.3      Powers of a Receiver ....................................   11
         9.4      Conflict ................................................   11
         9.5      Security Trustee of Borrower ............................   11
         9.6      Remuneration ............................................   11
10.      APPLICATION OF PROCEEDS ..........................................   12

11.      POWER OF ATTORNEY ................................................   12

         11.1     Appointment .............................................   12
         11.2     Ratification ............................................   12
12.      RELEASE OF THE SECURITY ..........................................   12

13.      PAYMENTS .........................................................

14.      COSTS AND EXPENSES ...............................................   12

         14.1     Transaction Costs .......................................   12
         14.2     Stamp Tax ...............................................   12
         14.3     Indemnity ...............................................   13
15.      NO WAIVER; REMEDIES CUMULATIVE ...................................   13

16.      ADDITIONAL PROVISIONS ............................................   13

         16.1     Severability ............................................   13
         16.2     Currency Conversion .....................................   13
         16.3     Judgment Currency .......................................   13

                                     (iii)

         16.4     Rights Cumulative .......................................   14
         16.5     Mortgagee in Possession .................................   14
17.      ASSIGNMENT .......................................................   14

         17.1     The Borrower's Rights ...................................   14
         17.2     The Secured Party's Rights ..............................   15
18.      NOTICES ..........................................................   15

19.      GOVERNING LAW AND JURISDICTION ...................................   15

20.      SUBMISSION .......................................................   15

21.      Judgments and Immunity ...........................................   16

22.      COUNTERPARTS AND EFFECTIVENESS ...................................   17

         22.1     Counterparts ............................................   17
         22.2     Effectiveness ...........................................   17
23.      AMENDMENT OR WAIVER ..............................................   17

THE SCHEDULE The Initially Charged Shares .................................

                                      (iv)

THIS COLLATERAL CHARGE ("CHARGE") is made on the 7th day of February, 2002 between the following parties:

(1) DESALCO LIMITED, a company incorporated in the Cayman Islands, with its registered office located in George Town, Grand Cayman, Cayman Islands, (the "DESALCO"); and

(2) SCOTIABANK (CAYMAN ISLANDS) LTD. a banking institution organised and existing under the laws of the Cayman Islands, with its principal place of business located at Scotiabank Centre, Cardinal Avenue, Georgetown, Grand Cayman (the "SECURED PARTY").

RECITALS

A. The Borrower currently holds one hundred percent (100%) of the shares of DesalCo who, in turn, holds one hundred percent (100%) of the class "A" shares and one hundred percent (100%) of the class "C" shares of Ocean Conversion (BVI) Limited (the "COMPANY").

B.       The Secured Party has agreed to provide certain loans to the Borrower.

C. Such loans will be made subject to the terms and conditions of a Loan Agreement, dated the date hereof, among the Borrower and the Secured Party (the "LOAN AGREEMENT").

D. It is a condition to the first disbursement under the Loan Agreement that DesalCo shall have entered into this Charge.

E. The Boards of Directors of DesalCo are satisfied that the DesalCo is entering into this Charge for the purpose of its business and that by doing so it benefits DesalCo.

F. DesalCo and the Secured Party intend this Charge to take effect as a deed.

G. This Collateral Charge is intended to be collateral to a Substituted Debenture bearing even date herewith entered into between the Borrower and the Secured Party and shall be stamped as such.

1.       INTERPRETATION

1.1      DEFINITIONS

(a) Capitalized terms used in this Charge without definition have the meanings specified in Annex A to the Loan Agreement.

(b) In addition the following terms in this Charge have the meanings given to them in this Clause.

"CHARGED SHARES" means any shares from time to time forming part of the Secured Property.

"FINANCING DOCUMENTS" means collectively, (i) the Loan Agreement, (ii) the Security Documents, and (iii) the Fee Letter.

"INITIALLY CHARGED SHARES" means all the class "A" shares in the Company of which the DesalCo is the beneficial or registered owner on the date of this Charge.

"OBLIGATIONS" shall mean, collectively, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by the Borrower under a Financing Document or otherwise to the Secured Party.

"RECEIVER" means an administrative receiver, a receiver and manager or any other receiver (whether appointed pursuant to this Charge, pursuant to any statute, by a court or otherwise) of the Secured Property or any part of it.

"SECURED OBLIGATIONS" means all present and future Obligations.

"SECURED PROPERTY" means the Initially Charged Shares and any other shares in the Company, other than the class "C" shares of the Company, of which DesalCo is or becomes the beneficial or registered owner together with all dividends, stocks, shares, warrants, securities, rights, monies or other property accruing on or derived from such shares.

"SECURITY" means the security created by this Charge.

"SECURITY PERIOD" means the period beginning on the date of this Charge and ending on the date upon which:

(a) the Secured Party is under no obligation (whether actual or contingent) to make advances or provide other financial accommodation to the Borrower under any of the Financing Documents; and

(b) all Secured Obligations have been unconditionally and irrevocably paid and discharged in full.

1.2      INTERPRETATION

The principles of interpretation set forth in Section 18.13 to the Loan Agreement shall apply to this Charge.

1.3      CONTINUING EVENTS OF DEFAULT

An event which constitutes an Event of Default shall be regarded as continuing if (a) the circumstances constituting such event continue and (b) the Secured Party has not waived such of its rights under the Financing Documents as arise as a result of the occurrence of that event.

1.4      CERTIFICATES

A certificate of the Secured Party as to the amount of any Secured Obligation owed to it shall be prima facie evidence of the existence and amount of such Secured Obligation.

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1.5      STATUTES

Any reference in this Charge to a statute or statutory provision shall, unless the contrary is indicated, be construed as a reference to such statute or statutory provision as the same shall have been or may be amended or re-enacted.

1.6      NOMINEES

If the Secured Party causes or requires the Charged Shares to be registered in the name of a nominee for the Secured Party, any reference in this Charge to the Secured Party shall, if the context so permits or requires, be construed as a reference to the Secured Party and such nominee.

1.7      CLAUSE AND SCHEDULE HEADINGS

Clause and Schedule headings are for ease of reference only and shall not affect the construction of this Charge.

2.       EQUITABLE CHARGE

2.1      CHARGE

DesalCo hereby charges with full title guarantee the Secured Property to the Secured Party to hold the same on trust as security for the payment and discharge of the Secured Obligations.

2.2      DEPOSIT OF SHARE CERTIFICATES

Immediately upon execution of this Charge and as a condition to the initial disbursement under the Loan Agreement, DesalCo shall deposit with the Secured Party all share certificates and other documents of title relating to the Initially Charged Shares together with stock transfer forms in respect of the Initially Charged Shares duly executed in blank by or on behalf of DesalCo.

2.3      FURTHER SHARES

Upon its becoming the beneficial or registered owner of any Charged Shares (other than the Initially Charged Shares) DesalCo shall ensure that such Charged Shares (unless already so registered) are registered in the name of the DesalCo and shall promptly notify the Secured Party of such circumstances and deposit with the Secured Party any share certificates and other documents of title representing such Charged Shares together with blank stock transfer forms in respect of such Charged Shares duly executed by or on behalf of DesalCo.

The Borrower shall pay when due all calls or other requests for payments due in respect of any of the Secured Property, but if the Borrower fails to make any such payment the Secured Party may (but shall not be obliged to) make such payment on behalf of the Borrower and if the Secured Party does so the Borrower shall promptly on demand of the Secured Party pay to the Secured Party an amount equal to such payment.

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3.       DIVIDENDS, VOTING AND INFORMATION

3.1      SECURITY NOT ENFORCEABLE

Unless and until the Security has become enforceable pursuant to Clause 8.1 (Security Enforceable), DesalCo shall continue to be entitled to:

(a) receive and retain all dividends, interest and other monies arising from the Secured Property; and

(b)      exercise all voting rights in relation to the Charged Shares;

provided that DesalCo shall not exercise such voting rights, or otherwise permit or agree to (i) any variation of the rights attaching to or conferred by the Secured Property or any part of it, (ii) any increase in the issued share capital of the Company in any manner which, in the opinion of the Secured Party, would, or would be reasonably likely to, impair the value of, or prejudice the ability of the Secured Party to realise, the Security or (iii) in violation of any provision of the Financing Documents.

3.2      SECURITY ENFORCEABLE

At any time after the Security has become enforceable pursuant to Clause 8.1, the Secured Party shall be entitled to cause the Charged Shares to be registered in its name and may at its discretion (in the name of DesalCo or otherwise and without any further consent or authority from the DesalCo):

(a) exercise or refrain from exercising any voting rights in respect of the Charged Shares and revoke, or cause to be revoked, any proxies given pursuant to Clause 3.1 (Security not Enforceable);

(b) apply all dividends, interest and other monies arising from the Secured Property as if they were proceeds of sale under this Charge;

(c) exercise or refrain from exercising the rights of a legal owner of the Secured Property, including the right, in relation to any company whose shares or other securities are included in the Secured Property, to concur or participate in:

         (i) the reconstruction, amalgamation, sale or other disposal of such company or any of its assets or undertaking (including the exchange, conversion or reissue of any shares or securities as a consequence thereof),

         (ii) the realisation, modification or variation of any rights or liabilities attaching to any such shares or securities, and

         (iii) the exercise, renunciation or assignment of any right to subscribe for any such shares or securities, in each case in such manner and on such terms as the Secured Party may think fit, and all rights resulting from any such action shall form part of the Secured Property.

3.3      INFORMATION

If DesalCo receives a balance sheet, profit and loss account or any notice, report, statement or circular sent or delivered by the issuer of any Charged Share to its members, it shall promptly deliver a copy to the Secured Party.

4.       CONTINUING SECURITY

4.1      CONTINUING AND INDEPENDENT SECURITY

This Charge shall constitute and be continuing security which shall not be released or discharged by any intermediate payment or settlement of all or any of the Secured Obligations, shall continue in full force and effect until the end of the Security Period and is in addition to and independent of, and shall not prejudice or merge with, any other security (or any right of set-off) which the Secured Party may hold at any time for the Secured Obligations or any of them.

4.2      AVOIDANCE OF PAYMENTS

Where any release, discharge or other arrangement in respect of any Secured Obligation or any security any Secured Party may hold for such Secured Obligation is given or made in reliance on any payment or other disposition which is avoided or must be repaid in an insolvency, liquidation or otherwise, and whether or not such Secured Party has conceded or compromised any claim that any such payment or other disposition will or should be avoided or repaid, this Charge and the Security shall continue as if such release, discharge or other arrangement had not been given or made.

4.3      IMMEDIATE RECOURSE

The Secured Party shall not be obliged before exercising any of the rights conferred on it by this Charge or by law to seek to recover amounts due from the Borrower or to exercise or enforce any other rights or security it may have or hold in respect of the Secured Obligations.

4.4      WAIVER OF DEFENCES

The obligations of DesalCo under this Charge and the Security Documents to which it is a party and the rights, powers and remedies conferred on the Secured Party by this Charge or by law shall not be discharged, impaired or otherwise affected by:

(a) the winding-up, dissolution, administration or re-organisation of the Borrower or DesalCo or any other person or any change in the status, function, control or ownership of the Borrower or DesalCo or any such person;

(b) any of the Secured Obligations or any other security held by the Secured Party in respect thereof being or becoming illegal, invalid, unenforceable or ineffective in any respect;

(c) any time or other indulgence being granted or agreed to with the Borrower, DesalCo or any other person in respect of the Secured Obligations or any of them or in respect of any other security held by the Secured Party in respect thereof;

(d) any amendment to, or any variation, waiver or release of, the Secured Obligations or any of them or any other security held by the Secured Party in respect thereof;

(e) any total or partial failure to take or perfect any security proposed to be taken in respect of the Secured Obligations or any of them;

(f) any total or partial failure to realise the value of, or any release, discharge, exchange or substitution of, any other security held by the Secured Party in respect of the Secured Obligations or any of them; or

(g) any other act, event or omission which might operate to discharge, impair or otherwise affect the obligations of the Borrower or DesalCo hereunder, the Security or any of the rights, powers and remedies conferred on the Secured Party by this Charge or by law.

4.5      NO COMPETITION

Any right which the Borrower or DesalCo may have (a) by way of contribution or indemnity in relation to the Secured Obligations or (b) otherwise to claim or prove as a creditor of the Company or any other person or its estate in competition whether a right of subrogation or otherwise with the Secured Party, shall be exercised by the Borrower and/or DesalCo only if and to the extent that the Secured Party so requires and in such manner and upon such terms as the Secured Party may specify and the Borrower and DesalCo shall hold any moneys, rights or security held or received by each of them as a result of the exercise of any such rights on trust for the Secured Party for application in accordance with the terms of this Charge as if such moneys, rights or security were held or received by the Secured Party under this Charge.

4.6      APPROPRIATION

The Secured Party shall not be obliged to apply any sums held or received by it in respect of the Secured Obligations in or towards payment of the Secured Obligations and any such sum shall be held by or paid to the Secured Party for application pursuant to the terms of this Charge.

4.7      SUBROGATION

DesalCo shall not have any right of subrogation in respect of the performance of any of its respective obligations under this Agreement and the Charge until all of the Secured Obligations have been paid in full.

5.       REPRESENTATIONS AND WARRANTIES

DesalCo makes the representations and warranties set out in Clauses 5.1 (Status and Due Authorisation) to 5.12 (No Security from the Company) and acknowledge that the Secured Party has entered into this Charge in reliance on those representations and warranties.

5.1      STATUS AND DUE AUTHORISATION

It is a company duly incorporated with limited liability under the laws of the Cayman Islands with power to enter into this Charge and to exercise its rights and perform its obligations under this Charge and all corporate and other action required to authorise its execution of this Charge and its performance of its obligations hereunder has been duly taken.

5.2      BINDING OBLIGATIONS

The obligations expressed to be assumed by it in this Charge are legal and valid obligations binding on it in accordance with the terms of this Charge which constitutes a first priority fixed charge over the Charged Shares subject to any general principles of law limiting its obligations which are referred to in any legal opinion delivered pursuant to the Loan Agreement.

5.3      ALL ACTIONS TAKEN

All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in this Charge, (b) to ensure that the obligations expressed to be assumed by it in this Charge are legal, valid and binding and (c) to make this Charge admissible in evidence in its jurisdiction of incorporation have been done, fulfilled and performed.

5.4      NO DEDUCTIONS OR WITHHOLDINGS

It will not be required to make any deduction or withholding from any payment it may make under this Charge.

5.5      NO FILING OR STAMP TAXES

Under the laws of its jurisdiction of incorporation, it is not necessary that this Charge be filed, recorded or enrolled with any court or other authority in the Cayman Islands or that any advalorem stamp, registration or similar tax be paid on or in relation to this Charge.

5.6      NO WINDING-UP

It has not taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues.

5.7      NO ADVERSE INTERESTS

Subject only to the Security, no person other than DesalCo has any legal or beneficial interest (or any right to claim any such interest) in the Secured Property and DesalCo has not received notice of any such claim.

5.8      NO DISPOSALS

Save as contemplated in this Charge, it has not transferred, mortgaged, charged or otherwise disposed of (or agreed to transfer, mortgage, charge or otherwise dispose of), whether by way of security or otherwise, the benefit of all or any of its right, title and interest in and to the Secured Property or any part of it.

5.9      NO CONFLICTS

Its execution of this Charge and its exercise of its rights and performance of its obligations hereunder do not and will not (a) conflict with the provisions of (i) any agreement, mortgage, bond or other instrument or treaty to which it is a party or which is binding upon it or any of its assets, (ii) its constitutive documents or any rules and regulations made thereunder or (iii) any applicable law, regulation or official or judicial order or (b) cause any of the foregoing representations to be untrue.

5.10     THE CHARGED SHARES

Each Charged Share is fully paid or credited as fully paid, no calls have been made in respect thereof and remain unpaid and no calls can be made in respect of such Charged Share in the future and the terms of each Charged Share and of the Memorandum and Articles of Association of the issuer of such Charged Share do not restrict or otherwise limit DesalCo's right to transfer or charge such Charged Share.

5.11     CHOICE OF LAW

In any proceedings taken in its jurisdiction of incorporation in relation to this Charge, the choice of Barbados law as the governing law of this Charge and any judgment obtained in Barbados will be recognised and enforced.

5.12     NO SECURITY FROM THE COMPANY

It has not requested or taken any security from the Company for any obligations or liabilities of the Company to it.

5.13     REPETITION

The representations and warranties set out in Clauses 5.1 (Status and Due Authorisation) to 5.12 (No Security from the Company):

(a) shall survive the execution of each Financing Document and each drawdown under the Loan Agreement; and

(b) are made on the date hereof and are deemed to be repeated on each Draw down Date during the Security Period with reference to the facts and circumstances then existing.

6.       UNDERTAKINGS

6.1      AUTHORISATIONS

DesalCo shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Charge and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Charge.

6.2      NO ACTION

DesalCo shall not take any action which would cause any of the representations made in Clause 5 (Representations and Warranties) to be untrue at any time during the Security Period.

6.3      NOTIFICATION OF MISREPRESENTATION

DesalCo shall notify the Secured Party of the occurrence of any event which results in or may reasonably be expected to result in any of the representations made in Clause 5 (Representations and Warranties) being untrue when made or when deemed to be repeated.

6.4      NO VARIATION OR RELEASE

DesalCo shall not, without the prior written consent of the Secured Party, purport to vary or revoke any notice or instruction relating to this Charge which it has given or may later give to any person.

6.5      NO ACTION TO JEOPARDISE SECURITY CONSTITUTED HEREBY

DesalCo shall not do or fail to do or cause or permit another person to do or omit to do anything which is liable to jeopardise the effectiveness or priority, in relation to the Security.

7.       FURTHER ASSURANCE

DesalCo shall from time to time and at its own expense give all such assurances and do all such things as the Secured Party may require in order to enable the Secured Party to perfect or protect the security created or intended to be created by this Charge or to exercise any of the rights conferred on it by this Charge or by law and to that intent DesalCo shall execute all such instruments, deeds and agreements and give all such notices and directions as the Secured Party may require.

8.       ENFORCEMENT OF SECURITY

8.1      SECURITY ENFORCEABLE

The Security shall become immediately enforceable if an Event of Default has occurred and is continuing as defined above in Clause 1.3.

8.2      ENFORCEMENT

At any time after the Security has become enforceable, the Secured Party may in its absolute discretion enforce all or any part of the Security and exercise any of the rights conferred on it by this Charge or by law at such times and in such manner as it thinks fit.

8.3      POWER OF SALE

At any time after the Security has become enforceable pursuant to Clause 8.1 (Security Enforceable), the Secured Party may (without notice to the Borrower or DesalCo) sell or otherwise dispose of the Secured Property or any part of it and shall be entitled to apply the proceeds of such sale or other disposal in paying the costs of such sale or disposal and thereafter in or towards the discharge of the Secured Obligations or otherwise as provided for in this Charge.

8.4      STATUTORY POWERS

For the purposes of all powers implied by statute the Secured Obligations shall be deemed to have become due and payable on the date of this Charge.

8.5      REGISTRATION OF SHARES

The Secured Party shall be entitled at any time after the Security has become enforceable pursuant to Clause 8.1 (Security Enforceable) to complete any stock transfer forms then held by the Secured Party pursuant to this Charge in the name of the Secured Party and thereupon the Borrower and DesalCo shall do whatever the Secured Party requires in order to procure:

(a) The prompt registration of such transfer or transfers and the prompt issue of a new certificate or certificates for the relevant Charged Shares in the name of the Secured Party who shall hold such Charged Shares as Security for the Obligations in furtherance of the power of sale provided for in Clause 8.3 above; and

(b) Compliance by the Company with all requirements of the Land Holding Companies Share Transfer Tax Law (2002 Revision), as the same may be amended from time to time, or any legislation in substitution or in addition thereto and the Borrower and DesalCo shall provide all assistance as may be needed or required by the Company to enable it to meet such compliance whether financial or otherwise.

9.       RECEIVERS

9.1      APPOINTMENT

At any time after the Security has become enforceable (whether or not the Secured Party shall have taken possession of the Secured Property), or following the dissolution of DesalCo, and without any or further notice, the Secured Party may, by Deed or writing signed by any officer or manager of the Secured Party or any person authorised for this purpose by the Secured Party, appoint any person to be Receiver, and may similarly remove any Receiver whether or not it appoints any person in his place. If the Secured Party appoints more than one person as

Receiver, the Secured Party may give the relevant persons power to act either jointly or severally.

9.2      SCOPE OF APPOINTMENT

Any Receiver may be appointed either Receiver of all the Secured Property or Receiver of such part of the Secured Property as may be specified in the appointment. In the latter case, the rights conferred on a Receiver by Clause 9 (Receivers) shall have effect as though every reference in that Clause to the "SECURED PROPERTY" were a reference to the part of the Secured Property so specified or any part thereof.

9.3      POWERS OF A RECEIVER

Any Receiver appointed under this Charge shall have all the powers granted to a receiver under the applicable law and, in addition shall have the right, either in his own name or in the name of DesalCo or otherwise and in such manner and upon such terms and conditions as the Receiver thinks fit;

(a) in connection with any sale or disposition of the Secured Property, to receive the consideration therefor in a lump sum or in instalments and to receive shares by way of consideration;

(b) to grant options, licences or any other interest whatsoever in relation to the Secured Property;

(c) to do all other acts and things which he may consider desirable or necessary for realising the Secured Property or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under, or by virtue of, this Charge; and

(d) to exercise in relation to the Secured Property all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of the same.

9.4      CONFLICT

If there is any ambiguity or conflict between the powers conferred on the Receiver by the applicable law and the powers conferred by Clause 9.3 (Powers of a Receiver), the powers conferred by Clause 9.3 (Powers) shall prevail.

9.5      SECURITY TRUSTEE OF BORROWER

Any Receiver shall be the agent of DesalCo for all purposes and DesalCo shall be solely responsible for the contracts, engagements, acts, omissions, defaults and losses of the Receiver and for all liabilities incurred by the Receiver.

9.6      REMUNERATION

The Secured Party may, from time to time, determine the remuneration of any Receiver and may direct payment of such remuneration out of moneys accruing to the Receiver as Receiver but

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DesalCo shall be the only parties liable for the payment of such remuneration and for all other costs, charges and expenses of the Receiver, unless incurred as the result of the fraud, gross negligence or wilful misconduct of the Receiver.

10.      APPLICATION OF PROCEEDS

Any moneys held or received by the Secured Party under or pursuant to this Charge shall be applied by the Secured Party in reduction of the amounts due to the Secured Party under the terms of the Loan Agreement.

11.      POWER OF ATTORNEY

11.1     APPOINTMENT

By way of security for the performance of its obligations hereunder, DesalCo hereby irrevocably appoint the Secured Party, any Receiver of the Secured Property or any part of it and its delegates and sub-delegates to be their respective attorney acting severally (or jointly with any other such attorney or attorneys) and on its behalf and in its name or otherwise to do any and every thing which DesalCo is obliged to do under the terms of this Charge or which such attorney considers necessary in order to enable the Secured Party or such attorney to exercise the rights conferred on it by this Charge or by law.

11.2     RATIFICATION

DesalCo hereby ratify and confirm and agree to ratify and confirm whatever any attorney appointed under this Charge shall do in its capacity as such.

12.      RELEASE OF THE SECURITY

After the end of the Security Period, the Secured Party shall, at the request and cost of the DesalCo, execute all such documents and do all such other things as may be required to release the Security, in each case without recourse to or any representation or warranty by or from the Secured Party.

13.      COSTS AND EXPENSES

13.1     TRANSACTION COSTS

DesalCo agrees with the Secured Party that they shall on demand of the Secured Party reimburse the Secured Party on a full indemnity basis all costs and expenses (including legal fees), incurred by, or any remuneration payable to the Secured Party in connection with the preparation, negotiation, execution and perfection of this Charge and the implementation of the arrangements contemplated herein.

13.2     STAMP TAX

DesalCo shall pay any and all stamp, registration and other taxes to which this Charge or any judgment given in connection herewith is or at any time may be subject and shall on demand

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indemnify the Secured Party against any liabilities, costs, claims and expenses
(including legal fees) resulting from any failure to pay or delay in paying any such tax.

13.3     INDEMNITY

DesalCo shall indemnify and hold harmless the Secured Party from and against any and all costs, claims losses, expenses (including legal fees) and liabilities, which the Secured Party may incur as a result of the occurrence of any Event of Default, the enforcement of the Security or the exercise or enforcement by the Secured Party of any of the rights conferred on it by this Charge or by law unless incurred by the Secured Party as a result of its own fraud, wilful misconduct or gross negligence or the fraud, gross negligence or wilful misconduct of its delegates and subdelegates.

14.      NO WAIVER; REMEDIES CUMULATIVE

No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder or under any other Financing Document and no course of dealing between DesalCo and the Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. No notice to or demand on DesalCo in any case shall entitle DesalCo to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to take any other or further action in any circumstances without notice or demand. All remedies, either under this Agreement or any other Financing Document or pursuant to any applicable law or otherwise afforded to the Secured Party shall be cumulative and not alternative.

15.      ADDITIONAL PROVISIONS

15.1     SEVERABILITY

Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

15.2     CURRENCY CONVERSION

In order to apply any sum held or received by the Secured Party in or towards payment of the Secured Obligations, the Secured Party may purchase an amount in another currency and the rate of exchange to be used shall be that at which, at such time as it considers appropriate, the Secured Party is able to effect such purchase.

15.3     JUDGMENT CURRENCY

This is an international transaction in which the specification of Dollars and payment in the Cayman Islands is of the essence, and the obligations of DesalCo under this Charge and under the other Financing Documents to make payment to (or for the account of) the Secured Party in

                                      -13-

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Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency or in another place except to the extent that such tender or recovery results in the effective receipt by the Secured Party in Cayman of the full amount of Dollars payable to the Secured Party under this Charge.

(a) If any sum due from DesalCo under this Charge (a "SUM"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "FIRST CURRENCY") in which that Sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

         (i) making or filing a claim or proof against the Company or DesalCo;

         (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

         DesalCo shall as an independent obligation, within three (3) Business Days of demand, indemnify the Secured Party against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to the Secured Party at the time of its receipt of that Sum.

(b) DesalCo waives any right each may have in any jurisdiction to pay any amount under this Charge in a currency or currency unit other than that in which it is expressed to be payable.

15.4     RIGHTS CUMULATIVE

The rights and remedies provided by this Charge are cumulative and not exclusive of any rights or remedies provided by law.

15.5     MORTGAGEE IN POSSESSION

Neither the Secured Party nor any Receiver shall by reason of its taking any action permitted by this Charge or its taking possession of the Secured Property or any part of it be liable to account as mortgagee in possession or be liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable other than for its own fraud, gross negligence and wilful misconduct, or the fraud, gross negligence or wilful misconduct of its delegates.

16.      ASSIGNMENT

16.1     DESLACO'S RIGHTS

The rights of DesalCo under this Charge are not assignable or transferable and DesalCo agrees that it will not purport to assign all or any such rights.

                                      -14-

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16.2     THE SECURED PARTY'S RIGHTS

The rights of the Secured Party under this Charge are assignable in whole or in part and the Secured Party may assign all or any such rights without the consent of DesalCo. The Secured Party shall provide written notice to DesalCo of any such assignment.

17.      NOTICES

(a) All notices, requests, approvals, consents and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by DesalCo by facsimile (i) shall be promptly confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy original thereof by express courier) and faxed or delivered, to the address or facsimile number specified for notices on the applicable signature page hereof or to such other address as shall be designated by such party in a written notice to the other parties hereto.

(b) All such notices, requests, approvals, consents and communications (i) sent by express courier will be effective upon delivery to or refusal to accept delivery by the addressee, and (ii) transmitted by facsimile will be effective when sent and facsimile confirmation received; except that all notices and other communications to any Agent shall not be effective until actually received.

(c) DesalCo acknowledge and agree that any agreement of the Secured Party to receive certain notices by telephone and facsimile is solely for the convenience and at the request of DesalCo. The Secured Party shall be entitled to rely on the authority of any Person purporting to be a Person authorized by DesalCo to give such notice and the Secured Party shall not have any liability to the DesalCo or other Person on account of any action taken or not taken by the Secured Party in reliance upon such telephonic or facsimile notice.

(d) All notices, requests and other communications hereunder and under the other Financing Documents shall be in the English language unless otherwise agreed by the parties hereto.

18.      GOVERNING LAW AND JURISDICTION

THIS CHARGE IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF BARBADOS.

19.      SUBMISSION

(a) For the exclusive benefit of the Secured Party and DesalCo irrevocably agree that the courts of Barbados are to have jurisdiction to settle any claims or disputes arising under, out of or in connection with this Charge (including without limitation any claim or dispute relating to the validity, interpretation, performance, termination or enforcement of this Charge) and that accordingly any suit, action or proceedings in that respect (together in Clauses 19 and 20 referred to as "PROCEEDINGS") may be brought in such courts.

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(b)      DesalCo irrevocably waive and agree not to raise any objection which each of them may have now or hereafter to the laying of the venue of any Proceedings in the courts of Barbados and any claim that any such Proceedings have been brought in an inconvenient or inappropriate forum.

(c) DesalCo irrevocably agree not to take Proceedings in any court of competent jurisdiction other than the courts of Barbados, save with respect to any counterclaim asserted by DesalCo in the course of proceedings previously commenced by the Secured Party. Nothing contained in this Clause 19 shall limit the right of the Secured Party to take Proceedings against DesalCo in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

20.      JUDGMENTS AND IMMUNITY

(a) DesalCo recognizes and acknowledges that this Charge constitutes a commercial transaction and accordingly it acknowledges and agrees that it is not entitled to plead, and pursuant to this Clause 20 hereby waives to the fullest extent permitted by law any right to claim, sovereign immunity for any purpose whatsoever, including, but not limited to, any right to plead sovereign immunity in respect of any Proceedings pursuant to this Charge.

(b) DesalCo consents generally, in respect of any Proceedings pursuant to this Charge for the purpose of enforcing any order, judgment or award, to the giving of any relief or the issuing of any process in connection with such order, judgment or award including, without limitation, the making, enforcement or execution against any property of any order, judgment or award and to the extent that DesalCo may be entitled in any jurisdiction to claim for itself or its property immunity in respect of its obligations under this Charge from any suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or legal process or to the extent that in any jurisdiction there may be attributed to itself or its property such immunity, DesalCo agrees not to claim and hereby irrevocably waive such immunity to the fullest extent permitted by the laws of such jurisdiction.

(c) DesalCo unconditionally and irrevocably agrees, with respect to any final order, judgment or award in any Proceedings made pursuant to this Charge and not subject to appeal (a "JUDGMENT"), that:

         (i)      the Judgment shall be conclusive and binding upon it;

         (ii) it shall be bound by and recognize the Judgment in any jurisdiction;

         (iii) to the extent permitted by law, it shall not claim, invoke on its behalf or for its benefit any right it may have under the laws of Barbados, or any other state or jurisdiction, to prevent, delay, hinder, nullify or in any other way obstruct the enforcement or execution of the Judgment; and

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         (iv)     to the extent permitted by law, it shall not, and shall
                  irrevocably waive any right to, challenge the Judgment on any ground or the enforcement or execution of the Judgment in any jurisdiction (other than by way of appeal in the original jurisdiction).

21.      COUNTERPARTS AND EFFECTIVENESS

21.1     COUNTERPARTS

This Charge may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

21.2     EFFECTIVENESS

This Charge shall take effect and be delivered as a deed on the date on which it is stated to be made.

22.      AMENDMENT OR WAIVER

No provision of this Agreement may be amended, supplemented, modified or waived, except by written instrument signed by each of the parties hereto.

                                     * * *

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IN WITNESS WHEREOF this Charge has been executed as a deed by the parties hereto and has been delivered on date stated at the beginning of this Deed.

DESALCO                                            )
Executed on behalf of                              )
DESALCO LIMITED                                    ) /s/ Jeffrey M. Parker
as a deed by:                                      )
         Name: Mr. Jeffrey Parker
         Title: Chief Executive Officer

Notice Address:
Address:
P.O.Box 1114 GT
Trafalgar House
Grand Cayman, Cayman Islands.
Attention: Mr. Jeffrey Parker

Telephone No.: 345 945-4277
Telecopier No. 345 949-2957

SECURED PARTY                                      )
EXECUTED ON BEHALF OF                              ) /s/ Bruce John
SCOTIABANK (CAYMAN ISLANDS) LTD.                   )
as a deed by:
         Name: Mr. Bruce John
         Title: Commercial Banking Manager

Notice Address:
Address:
Scotiabank (Cayman Islands) Ltd.
Scotia Centre
Cardinal Avenue
P.O. Box 689
Grand Cayman

Attention: Commercial Banking Manager

Telephone No.: 345 949-7666
Telecopier No. 345 949-5130

         By its execution of this Equitable Charge of Shares, DESALCO LIMITED hereby acknowledges the terms and conditions hereof, and irrevocably undertakes that should the Secured Party exercise its rights under this Equitable Charge of Shares, DesalCo Limited shall

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make all reasonable efforts to ensure that Consolidated Water (BVI) Limited takes no action, or failure to take any required action, which would have the effect of frustrating the Secured Party's ability to be recorded in the Register of Members as the registered legal and beneficial owner of the Shares.

DESALCO LIMITED

/s/ Jeffrey M. Parker
------------------------------
Name: Mr. Jeffrey Parker
Title: Chief Executive Officer

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